Exhibit 99.1 N A S D A Q · D L T H · I N V E S T O R & A N A L Y S T D A Y G R O W I N G F R O M T H E C O R E I NV E S T OR & A NA L Y S T E V E NT MONDAY · JUNE 8, 2026

S A F E H A R B O R S T A T E M E N T FORWARD-LOOKING STATEMENTS FORWARD-LOOKING STATEMENTS NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements within the meaning of This presentation references Adjusted EBITDA and Free Cash Flow, which the Private Securities Litigation Reform Act of 1995. All statements, other are non-GAAP financial measures. Management believes these measures than statements of historical facts included in this presentation, including provide useful supplemental information for evaluating operating statements concerning Duluth Trading’s plans, objectives, goals, beliefs, performance and for comparison with peer companies. They are not business strategies, future events, business conditions, its results of intended to replace GAAP results and should be read in conjunction with operations, financial position and its business outlook, business trends and them. certain other information herein. You can identify forward looking statements by the use of words such as “may,” ”might,” “will,” “should,” “expect,” “plan,” Adjusted EBITDA excludes interest, taxes, depreciation, amortization, and “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” certain non-recurring or non-comparable items. Free Cash Flow is defined “intend,” “future,” “budget,” “goals,” “potential,” “continue,” “design,” as net cash provided by operating activities less capital expenditures. “objective,” “forecasted,” “would” and other similar expressions. These statements reflect management's current expectations and are based on Non-GAAP reconciliation tables are included in the appendix to this assumptions and estimates that involve risks and uncertainties. presentation. Actual results may differ materially from those expressed or implied. Factors that could cause differences include, but are not limited to, those described under Risk Factors in Duluth Trading's most recent Annual Report on Form 10-K and subsequent SEC filings. Forward-looking statements speak only as of the date of this presentation. Duluth Trading assumes no obligation to update them except as required by law. 0 2

PROGRAM

TODAY'S PRESENTERS & AGENDA

PRESENTERS



STEPHANIE PUGLIESE
CHIEF EXECUTIVE OFFICER



HEENA AGRAWAL
CHIEF FINANCIAL OFFICER

AGENDA

01	INTRODUCTION TO DULUTH TRADING
02	WHAT WE LEARNED
03	HOW WE BUILD FROM HERE
04	FINANCIAL TARGETS
05	WHY INVEST
06	Q&A / LUNCH

03

OPENING REMARKS

WHY ARE WE HERE?

01 · THE BRAND

Duluth is a brand with a **loyal customer base** and **solution-based products** that command a premium value.

02 · THE HONEST READ

We made strategic choices that stretched the business too far and lost some of the focus that made Duluth great. **That is behind us.**

03 · THE RESET

We have **reset** — and it shows up in both the strategy and the numbers.

04

BUT FIRST, LET’S TALK ABOUT WHAT MAKES DULUTH SPECIAL… 0 5

C H A P T E R O N E INTRODUCTION to DULUTH TRADING COMPANY 0 6

BRAND & CUSTOMER

WHO WE ARE

The Official Outfitter of Doers. We exist to champion the hands-on way of life.

We build **high-quality gear** for hands-on folks who measure value by how long something lasts — not how much it costs.

We are a **No Bull Brand.** We do what we say and make it right if we miss the mark.

We **poke average in the eye** by finding a better way to create solution-based products for our customers.

$565M FY2025 NET SALES

53.4% FY2025 GROSS MARGIN

$16.6M FY2025 FCF



66 STORES ACROSS 32 STATES


DULUTH TRADING

07

B R A N D & C U S T O M E R OUR CUSTOMERS They may live in different demographics, but they share a powerful psychographic. Whether Gen Z, 2.8M Millennial, Gen X or Boomer, they share ACTIVE BUYERS · 2025 common Values. We are the Brand for them. • Family-focused 50% • College-educated WOMEN SHOPPERS • Homeowners • Dog-owners 73% • Professions and hobbies reflect their belief in OF CUSTOMERS SHOP ONLINE hard work, dedication, self-reliance • Lovers of travel and the outdoors • Believe in quality over price $131K AVERAGE HOUSEHOLD INCOME 0 8

B R A N D & C U S T O M E R A NATIONAL CUSTOMER BASE: COAST to COAST Store Locations Customers 0 9

O U R C U L T U R E OUR FIVE WELDS 01 PRODUCT IS OUR PASSION. 02 THE CUSTOMER IS OUR COMPASS. 03 PEOPLE SET US APART. 04 ONWARD. ALWAYS. 05 WE POKE AVERAGE IN THE EYE. 1 0

PRODUCT IS OUR PASSION

75% of 2025 Revenue Driven By Core, Solution-Based Products



DULUTHFLEX® FIRE HOSE®

PROBLEM

Pants that constrict movement

SOLUTION

Stretch-engineered Fire Hose® work pants

CROUCH · CLIMB · CONQUER COMFORTABLY


BUCK NAKED®

BUCK NAKED™ UNDERWEAR

PROBLEM

Soggy and restrictive underwear

SOLUTION

Fast-drying, odor-fighting underwear

NO PINCH · NO STINK · NO SWEAT



WOMEN'S NO-YANK® TANK

PROBLEM

Tanks that creep, bunch and don't cover

SOLUTION

Stretchy, stay-put fit with extra length and wider straps

COMFORT WITHOUT THE CREEP

11

CUSTOMERS ARE OUR COMPASS

DULUTH TRADING CO

16K
5-STAR REVIEWS · BUCK NAKED

90%
4 & 5-STAR REVIEWS · SITE-WIDE

72 NPS
Q1 2026

"BEST UNDERWEAR I HAVE EVER WORN."

BINO· WY

"ONLY UNDERWEAR I WILL PURCHASE."

SATISFIED CUSTOMER · NY

"I BOUGHT THESE FOR FIREFIGHTING AND THEY ARE GREAT."

JOHN · NH

"THE TOUGHNESS OF YOUR FABRIC HELPED PREVENT MY INJURIES FROM BEING EVEN WORSE."

JOSH · AZ

"BEST PANTS EVER."

CANE · AL

"DULUTH CLOTHING IS PREDICTABLY EXCELLENT."

CHAPAPPLER · TX

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MARKETING

HUMOROUS & DISTINCTIVE MARKETING

DULUTH TRADING CO

Gives our products an identity and **enhances our brand.**

Makes shopping fun with attention-grabbing ads — **humorous, irreverent, quirky.**

Storytelling differentiates our products and **creates emotional ties** with customers.

Women's ads feature our women of **"grit and substance."**

Real customer stories on social media.

CAMPAIGN ICON

GIANT ANGRY BEAVER

National TV — long-running brand mascot for the unmentionable problem solved.



CAMPAIGN ICON

MAX GLUTEUS

A steadfast advocate for hardworking folks and hardworking butts.


DULUTH

CAMPAIGN ICON

POPPIES

A lighthearted touch to serious hard work.



CAMPAIGN ICON

WOMEN OF GRIT & SUBSTANCE

Minnesota homesteader who thru-hiked the Ice Age Trail in winter and competed in the Iditarod.



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M A R K E T I N G EVOLUTION of MARKETING 1 4

C H A P T E R T W O WHAT WE HAVE LEARNED 1 5

W H A T W E H A V E L E A R N E D TWENTY-FIVE YEARS of BUILDING 1 0 0 X R E V E N U E G R O W T H I N 2 0 Y E A R S N E T R E V E N U E $800M $650M $500M 350M $200M $50M $0 2001 2002 '02–'08 2011 2015 '15–'19 '21 '21–'24 IPO · $12/SHARE BIG DAM $6M APPAREL PROBLEM- VOICE GOING OMNI PEAK BLUEPRINT CATALOG CATEGORY SOLVING ESTABLISHED PUBLIC CHANNEL SALES CO. WORKWEAR BRAND Mobile First, Catalogs Industry and Duluth purchased Duluth Brand Longtail T National Capital to grow Multi-Brand Website Duluth achieve by Gemplers extended to FireHose Pants Advertising 61 Stores Platform strategy peak sales Clothing category Giant Angry Invested in Sourcing, Logistics Tradespeople. Beaver omnichannel & IT infrastructure Bucket Boss Catalogs marketed experience investment to Gempler’s customer list $6M $304M $616M $699M $627M 1 6

LESSONS FROM THE LAST CYCLE

Duluth Trading Co

WHAT WE LEARNED INFORMS our STRATEGY

WHAT WORKED

- Durable, high-quality products
- Loyal, repeat, high-value customers
- Distinctive, humorous marketing
- Direct-to-factory sourcing
- Multi-channel synergies (stores + web)

WHAT DIDN'T

- Rapid store expansion
- Infrastructure overbuild
- SKU proliferation, over-inventoried
- High promotions, deep discounts

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C H A P T E R T H R E E HOW WE BUILD from HERE 1 8

BUILD TO LAST

2025
SEAL the FOUNDATION
FREE CASH FLOW POSITIVE

- Promotional reset to restore price integrity
- Inventory and assortment right-sizing
- Balanced, full-funnel marketing approach
- Logistics and store fleet optimization
- Cost and cash discipline
- New management team in place

2026 - 2027
FRAME the STRUCTURE
STABILIZE TOP LINE

- Core-first product strategy
- Energize core customer, loyalty program pilot
- Build brand awareness for new customer acquisition
- Test new distribution
- Operational excellence

2028 +
RAISE the ROOF
GROW PROFITABLY

- Loyalty at scale
- Women's expansion
- Selective store growth
- Additional distribution channels
- Growth layers added as unit economics proven

19

FRAME THE STRUCTURE 2026 - 2027

2026 PRIORITIES

- Return to our **core**: work-focused product, the customers who built this brand.
- Rebuild the **e-commerce experience** to match the way our customer shops today.
- Stabilize **new customer acquisition** and reverse the decline in retention.
- Test **additional distribution** with Amazon launch.



20

FRAME THE STRUCTURE 2026 - 2027

DULUTH TRADING CO

MARKETING STRATEGY

- Building brand awareness through upper-funnel channels: TV, digital video, creators.
- Shifting from last-click, promotional-driven marketing to full-funnel investment.
- Investing in retention and reactivation of high-value, lapsed customers at ~1/3 the cost of acquiring new customers.
- Healthier customer economics build a more resilient brand over time.

Rebalancing Toward Brand Building

Shift in Marketing Spend

	THEN	NOW
Brand Building	30%	50%
Last-Click Conversion	70%	50%

21

R A I S E T H E R O O F 2 0 2 8 + RAISE the ROOF • Increase customer base and brand awareness to drive comps in own channels. • Expand distribution while protecting brand and pricing integrity. • Deliver improved margins with structural discipline. • Generate meaningful cash to fund growth 2 2

C H A P T E R F O U R FINANCIAL TARGETS 2 3

SEAL THE FOUNDATION 2025

DULUTH TRADING CO

FY2025 SCORECARD
OPERATIONAL PROGRESS

PRICING

REDUCED PROMOTIONAL DEPTH. HIGHER PRICE INTEGRITY

Fuller-price selling driving higher-quality revenue

INVENTORY

INVENTORY & ASSORTMENT RIGHTSIZING

Inventory -21% YoY

Q4 in-stock +500 bps

~20% SKU reduction in Spring 2026, with further double-digit reduction on track for Fall 2026

OPERATIONS

PLANNING & FULFILLMENT

Cross-functional, integrated business planning cadence in place

Closed two out of four fulfillment centers to maximize Adairsville capacity

STORE PORTFOLIO

REAL ESTATE STORE PORTFOLIO STRATEGY

Improving location health

Higher inventory in-stock

Positive comps, +500 basis points margin

24

SEAL THE FOUNDATION 2025

DULUTH TRADING CO

FY2025 SCORECARD
FINANCIAL RESULTS DELIVERED

REVENUE	MARGIN	EXPENSES	ADJUSTED EBITDA	CASH FLOW
IMPROVED REVENUE QUALITY	**EXPANDED GROSS MARGIN**	**REDUCED SG&A**	**IMPROVED PROFITABILITY**	**GENERATED FREE CASH FLOW**
Average unit retail prices +12% Average order value +10% Retail stores delivered positive comp growth	53.4% in FY2025 +420 bps YoY	-$27.1 million YoY Exceeded initial savings targets	Adjusted EBITDA +$10.3 million to $24.9 million Net loss improved to ($16.2 million) from ($43.6 million)	$16.6 million +$41.8 million YoY

25

SEAL THE FOUNDATION

WHERE WE ARE TODAY
Q1 2026 RESULTS

REVENUE	MARGIN	EXPENSES	ADJUSTED EBITDA	CASH FLOW
IMPROVING REVENUE QUALITY	**EXPANDING GROSS MARGIN**	**REDUCED SG&A**	**IMPROVING PROFITABILITY**	**GROWING FREE CASH FLOW**
$98.6M -4% YoY with retail comps +1.4%	57.4% +540 bps YoY	62.7% of sales reflects leverage of 70 bps YoY	$2.6M +$6.4M YoY	-$15.2M +$42.6M YoY

26

BUSINESS MODEL EVOLUTION

DULUTH TRADING CO

BUILD to LAST BUSINESS MODEL

FROM BIG DAM BLUEPRINT		TO BUILD TO LAST
Multi-Brand Platform	→	CORE product, CORE customer
Mobile First	→	Omni-Channel: Digital PLUS Store PLUS Wholesale
Marketing Skewed to Lower Funnel	→	Full Funnel Marketing Approach
High Inventory, High SKU Count, Deep Promos & Discounts	→	Integrated Planning, SKU Rationalization, Price Integrity
Direct to Factory	→	Direct to Factory
Capital Self-Funded - Allocation Skewed to Infrastructure	→	Capital Self-Funded - Allocation to Growth, Efficiency, & Sustainment

27

LEVERS & DRIVERS

FINANCIAL TARGETS

LEVER	2025 - 2028 TARGET	DRIVERS
REVENUE	+1–3% CAGR	• Core product focus • Comp growth • Loyalty maturation • Women's • New distribution
GROSS MARGIN	+200–300 BPS	• Inventory and markdown reduction • Price and promotion discipline • Sourcing optimization • Tariff levels assumed consistent with 2026 guidance
SG&A	-200–300 BPS	• Supply chain optimization • Store fleet rationalization • Technology productivity • Organizational effectiveness
CAPEX	~2-3% OF SALES	• Capped at 2-3% of sales • Free cash flow positive and building from 2026 • No external capital required

28

L O N G - R A N G E P L A N FINANCIAL ROADMAP 2025 · SEAL THE 2026 – 2027 2028+ · RAISE FOUNDATION FRAME THE STRUCTURE THE ROOF 2028+ 2025 2026 1H 2026 2H 2027 NET SALES GROWTH % Mid to High Single Digits +Low Single -2% to +2% Digits Net Sales↓ -6% to Net Sales↓ -10% GM%+++ -10% GM%+++ ADJUSTED 8% - 10% 4.4% 5% - 7% EBITDA % STRONG BUILDING POSITIVE FREE CASH FLOW 2 9

CAPITAL ALLOCATION

CAPITAL ALLOCATION PRINCIPLES

01 SELF-FUNDING

No external capital required to execute the plan.

02 GUARDRAILS

Base capital capped below 3% of sales is in line with industry standard.

03 BALANCED ALLOCATION

Allocated between growth, efficiency, and maintenance. Growth initiatives focused on core product, core customers, core channels.

30

C H A P T E R F I V E WHY INVEST 3 1

THE CLOSING ARGUMENT

DULUTH TRADING CO

THE INVESTMENT CASE

BRAND STRENGTH	Loyal customer, durable problem-solution product, humorous & distinctive marketing.
MANAGEMENT TRACK RECORD	Commitments made in 2025 have been met. The work in 2026 and 2027 is on track. Financial targets follow from execution.
SELF-FUNDING PLAN	No equity raise required. Free cash flow turned positive in 2025 and builds from there — supporting reinvestment and shareholder return.

	2025	2028
SALES GROWTH	-10%	MSD - HSD
ADJUSTED EBITDA	4.4%, ~$25M	8-10%, ~$50M-$60M
FREE CASH FLOW	~$16M	~$30M - $40M
MULTIPLE	5.5x Adjusted EBITDA	Current peer group average = 11x Adjusted EBITDA

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— A N D N O W — CON VER SA TI ON & LUN CH TH AN K YOU

APPENDIX Reconciliation to 2025 Adjusted EBITDA and Free Cash Flow Adjusted EBITDA Free Cash Flow Twelve Months Ended Twelve Months Ended ($ in millions) February 1, 2026 February 2, 2025 ($ in millions) February 1, 2026 February 2, 2025 Net Income / (Loss) $(16.2) $(43.6) Net cash used in operating activities $24.2 $(16.9) Purchases of property and (+) Depreciation and amortization 25.5 31.1 (7.6) (8.3) equipment (+) Amortization of internal-use software hosting Free Cash Flow (non-GAAP) $16.6 $(25.2) 4.7 5.3 subscription implementation costs (+) Interest expense 5.2 4.6 (+) Income tax expense (benefit) 1.2 2.4 EBITDA $20.3 $(0.3) (+) Long-term incentive expense 2.8 4.2 (+) Impairment expense 0.5 3.0 (+) Restructuring expense 1.2 7.7 Adjusted EBITDA $24.9 $14.6 3 4

APPENDIX Reconciliation to Q1 2026 Adjusted EBITDA and Free Cash Flow Adjusted EBITDA Free Cash Flow Three Months Ended Three Months Ended ($ in millions) May 3, 2026 May 4, 2025 ($ in millions) May 3, 2026 May 4, 2025 Net Income / (Loss) $(10.0) $(15.3) Net cash used in operating activities $(11.4) $(52.8) Purchases of property and (+) Depreciation and amortization 5.7 6.7 (3.9) (5.1) equipment (+) Amortization of internal-use software hosting Free Cash Flow (non-GAAP) $(15.3) $(57.9) 1.1 1.1 subscription implementation costs (+) Interest expense 0.8 1.5 (+) Income tax expense (benefit) 0.1 1.3 EBITDA $(2.3) $(4.6) (+) Long-term incentive expense 0.8 0.3 (+) Impairment expense 2.7 0.5 (+) Restructuring expense 1.4 — Adjusted EBITDA $2.6 $(3.8) 3 5